UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 28, 2010

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 28, 2010, Evan L. Hart, senior vice president and chief financial officer of Mueller Water Products, Inc. (the “Company”), is scheduled to attend and present at the D.A. Davidson 9th Annual Engineering & Construction Conference. The conference is scheduled to take place at The Omni San Francisco Hotel. On September 29, 2010, Gregory E. Hyland, chairman, president and chief executive officer of the Company, is scheduled to attend and present at the Oppenheimer 5th Annual Industrials Conference in New York City. The conference is scheduled to take place at the InterContinental The Barclay Hotel. A copy of the presentations that will be used by Mr. Hart and Mr. Hyland at the conferences is attached hereto as Exhibit 99.1. The presentations will be accessible online through the Investors section of the Company’s website located at www.muellerwaterproducts.com.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Exhibit

(d) Exhibits.

99.1	Presentation materials for D.A. Davidson 9th Annual Engineering & Construction Conference (September 28, 2010) and for Oppenheimer 5th Annual Industrials Conference (September 29, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2010	MUELLER WATER PRODUCTS, INC.

	By:	/S/ ROBERT BARKER
Robert Barker
Executive Vice President and General Counsel

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